UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 1, 2023
 ___________________________________________________________________________________
GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

_____________________________________________________________________________________
Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas New York, New York	10020 (ZIP Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
  _____________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2.	Financial Information.
Item 2.02. Results of Operations and Financial Condition.
On February 1, 2023, Greenhill & Co., Inc. (“Greenhill” or the “Firm”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.

Section 5.	Corporate Governance and Management.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Mr. Harold J. Rodriguez, Jr., Managing Director and Chief Financial Officer of Greenhill will transition from his role as Chief Financial Officer into that of Senior Advisor. Mr. Rodriguez will stay on in his current role through February 28, 2023 and thereafter will work closely with Mark Lasky and other senior members of the Finance team to ensure an orderly transition. Mr. Rodriguez will continue to earn a base salary of $600,000 through the end of 2023. He will also continue to be eligible for a discretionary bonus at the end of the year, the amount of which will be based on both firm and individual performance.
Our Corporate Controller, Mark Lasky, aged 49 years, will be promoted to Chief Financial Officer effective March 1, 2023. Mr. Lasky has served as the Firm's Corporate Controller since 2012 and prior to that spent 12 years in finance roles at Goldman Sachs. Mr. Lasky will earn a base salary of $500,000 and will, like all other managing directors, be eligible for an annual discretionary bonus, the amount of which will be based on both firm and individual performance. Upon becoming the Company's Chief Financial Officer, Mr. Lasky will also become the Company's principal accounting officer.

Section 9.	Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)          Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated February 1, 2023.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated February 1, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: February 1, 2023	By:	/s/ Harold J. Rodriguez, Jr.
Name: Harold J. Rodriguez, Jr.
Title: Chief Financial Officer